UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2025 (March 3, 2025)

Humana Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 W. Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, and Zip Code)
502-580-1000
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
Underwriting Agreement
On March 3, 2025, Humana Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $750 million aggregate principal amount of its 5.550% Senior Notes due 2035 (the “2035 Senior Notes”) and $500 million aggregate principal amount of its 6.000% Senior Notes due 2055 (the “2055 Senior Notes” and, together with the 2035 Senior Notes, the “Senior Notes”), in accordance with the terms and conditions set forth in the Underwriting Agreement. The 2035 Senior Notes were sold at a public offering price of 99.885% of the aggregate principal amount thereof and the 2055 Senior Notes were sold at a public offering price of 98.951% of the aggregate principal amount thereof.
The sale of the Senior Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a registration statement on Form S-3, File No. 333-277734 (the “Registration Statement”). The terms of the Senior Notes are described in the Company’s Prospectus dated March 7, 2024, as supplemented by a final Prospectus Supplement dated March 3, 2025 as filed with the Commission on March 4, 2025, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
The Underwriters and their affiliates have performed commercial banking, investment banking, corporate trust and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters and their affiliates may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business. In addition, certain affiliates of the Underwriters are lenders under the Company’s revolving credit facility and 364-day credit facility, and the Underwriters or their affiliates may hold the Company’s existing senior notes for their own accounts.
The Company estimates that the net proceeds from the sale of the Senior Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, will be approximately $1.231 billion. The Company intends to use the net proceeds from the Senior Notes offerings to repay its 4.500% Senior Notes due 2025 at maturity in April 2025. The Company intends to use the remainder of the net proceeds from the Senior Notes offerings for general corporate purposes, which may include the repayment of existing indebtedness, including borrowings under its commercial paper program.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Indenture, Thirtieth Supplemental Indenture and Thirty-First Supplemental Indenture
On March 5, 2025, the Company completed a public offering of the 2035 Senior Notes and the 2055 Senior Notes. The Senior Notes were issued under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (as successor to The Bank of New York), as trustee (the “Trustee”) (the “Original Indenture”), as supplemented by a thirtieth supplemental indenture, dated as of March 5, 2025, by and between the Company and the Trustee relating to the 2035 Senior Notes (the “Thirtieth Supplemental Indenture” and, together with the Original Indenture, the “Thirtieth Indenture”) and a thirty-first supplemental indenture, dated as of March 5, 2025, by and between the Company and the Trustee relating to the 2055 Senior Notes (the “Thirty-First Supplemental Indenture” and, together with the Original Indenture, the “Thirty-First Indenture,” and the Thirtieth Indenture and Thirty-First Indenture are referred to herein as the “Indentures”).

Pursuant to the terms of each of the Indentures, the Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The 2035 Senior Notes bear interest at an annual rate of 5.550% and the 2055 Senior Notes bear interest at an annual rate of 6.000%. Interest on the 2035 Senior Notes and the 2055 Senior Notes is payable by the Company on May 1 and November 1 of each year, beginning on November 1, 2025. The 2035 Senior Notes mature on May 1, 2035 and the 2055 Senior Notes mature on May 1, 2055.
A copy of the Original Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Thirtieth Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2035 Senior Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Thirty-First Supplemental Indenture is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2055 Senior Notes is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Original Indenture, the Thirtieth Supplemental Indenture, the 2035 Senior Notes, the Thirty-First Supplemental Indenture and the 2055 Senior Notes are qualified in their entirety by reference to such exhibits. In addition, the legal opinion of Fried, Frank, Harris, Shriver & Jacobson LLP related to the Senior Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Trustee has also been appointed registrar and paying agent with regard to the Senior Notes and serves the same roles with respect to certain other series of the Company’s outstanding senior notes. An affiliate of the Trustee is also a lender under the Company’s revolving credit facility and 364-day credit facility.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 contained under the heading “Indenture, Thirtieth Supplemental Indenture and Thirty-First Supplemental Indenture” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item. 8.01.     Other Events.
The Company issued press releases announcing the pricing and closing of the offering of the Senior Notes, which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 3, 2025, among the Company and Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters.

4.1
Indenture, dated as of August 5, 2003, by and between the Company and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to Humana Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).

4.2	Thirtieth Supplemental Indenture, dated March 5, 2025, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Form of 5.550% Senior Notes due 2035.
4.4	Thirty-First Supplemental Indenture, dated March 5, 2025, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.5	Form of 6.000% Senior Notes due 2055.
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.
23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).
99.1	Press Release, dated March 3, 2025, issued by the Company.
99.2	Press Release, dated March 5, 2025, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ John-Paul W. Felter
John-Paul W. Felter
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)
Dated: March 5, 2025